MML SERIES INVESTMENT FUND
MML Fundamental Equity Fund
(the “Fund”)
Supplement dated November 14, 2025 to the
Prospectus dated April 25, 2025 and the
Summary Prospectus dated April 25, 2025
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The following information replaces similar information for the Fund found under the headings Annual Fund Operating Expenses and Example in the section titled Fees and Expenses of the Fund (on page 27 of the Prospectus):
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class II	Service Class I
Management Fees	0.60%	0.60%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.21%	0.21%
Total Annual Fund Operating Expenses	0.81%	1.06%
Expense Reimbursement	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	0.80%	1.05%

(1)
MML Advisers has agreed to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2028, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.80% and 1.05% for Class II and Service Class I shares, respectively. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$82	$ 256	$ 447	$999
Service Class I	$ 107	$ 335	$ 582	$ 1,292

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLPRO-25-08
FG-25-01